Merger of

Great Lakes Dredge & Dock Corporation

and

September 2006

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Aldabra, Great Lakes and their combined business after completion of the Merger. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Aldabra's and Great Lakes' management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:

- A loss of government dredging contracts could have a negative impact on Great Lakes' business, financial condition and results of operation.
- Great Lakes' dredging revenues are heavily dependent on revenues from the Army Corps of Engineers and may be negatively impacted by reductions in the amount appropriated or funded for dredging services.
- Significant operating risks and hazards (including environmental hazards, industrial accidents, encountering unusual or unexpected geological formations, cave-ins below water levels, disruption of transportation services and flooding) could result in damage or destruction to persons or property, which could result in losses or liabilities to Great Lakes.
- Although Great Lakes insures against the risk of loss in its business, actual liabilities may exceed Great Lakes' insurance coverage.
- Great Lakes' inability to obtain bonding for future projects would limit the amount of dredging contracts that Great Lakes could perform.
- Great Lakes' growth may be hindered if it is unable to retain key executives and other personnel.
- Great Lakes is exposed to political, economic and other risks related to its international operations.

Safe Harbor

- Great Lakes' operations may be adversely affected by weather conditions and natural disasters.
- The amount of Great Lakes' estimated backlog is subject to change and not necessarily indicative of future sales.
- Because of the fixed-price nature of most of its contracts, Great Lakes is subject to risks of losses from underestimating costs, operational difficulties and other changes that may occur over the contract period.
- Great Lakes' dredging operations may fluctuate due to seasonality and other factors that may adversely affect its cash flow.
- Great Lakes' business could suffer in the event of a work stoppage by its unionized labor force.
- Environmental matters could force Great Lakes to incur significant capital and operational costs.
- If Great Lakes' demolition business is unable to compete effectively, its demolition revenues may decline and it may be unable to sustain its gross profit margins in its demolition business.
- The loss of key customers and large contracts in its demolition activities could have a material impact on Great Lakes' business, financial condition and results of operations.
- Great Lakes depends on subcontractors in its demolition business, and an inability to find quality subcontractors could cause disruptions in its demolition business.

Other relevant risks are described in the Form S-4 Registration Statement filed by Aldabra with the SEC. The information set forth herein should be read in light of such risks. Neither Aldabra, nor Great Lakes assumes any obligation to update the information contained in this presentation.

Table of Contents

Executive Summary

Executive Summary

Aldabra and its merger with Great Lakes

- Aldabra Acquisition Corp. is a blank check company
  - In February 2005, Aldabra raised $55.2 million through its IPO (9.2 million units at $6.00 each)
  - Each unit consists of one share of common stock and two warrants with an exercise price of $5.00 and an expiration date of 2/16/09
  - As of July 1, 2006, approximately $51.6 million of the offering proceeds including interest are in a trust account
  - Aldabra's mandate was to acquire or merge with a portfolio company of a private equity firm
- On June 20, 2006, Aldabra entered into a definitive agreement to merge with GLDD Acquisitions Corp. ("GLDD"), which owns 100% of the capital stock of Great Lakes Dredge & Dock Corporation ("Great Lakes")
  - Great Lakes is a Madison Dearborn Partners ("Madison Dearborn") portfolio company and is already an SEC reporting company since it has outstanding $175 million of 7 ¾% publicly traded bonds due 2013
- Merger expected to close in Fall 2006
- Combined entity to seek NASDAQ listing and plans to be publicly traded as Great Lakes Dredge & Dock Corporation
- Madison Dearborn to control Board upon merger consummation

Why Dredging and Why Great Lakes?

Why Dredging and Why Great Lakes?

- Significant barriers to entry
  - Jones Act prevents foreign competition
  - Greater than $1 billion fleet replacement value and significant construction lead times

- Infrastructure play
  - Silt build-up in waterways is naturally occurring -- maintenance dredging is an ongoing need not correlated to general economic cycles
  - Erosion in many coastal communities is naturally occurring -- beach nourishment is required to protect such communities
    - Increased storm activity also benefits industry
    - Local and state funding is increasing to supplement or replace federal funding
    - New long term funding to contain wetlands and coastal marshes erosion (*e.g.*, Louisiana)

- Unique way to capitalize on growth in global trade
  - Ports need to become deeper as newer ships' drafts increase

- New growth opportunities
  - Middle East -- June 2006 signed land reclamation contract in Bahrain for over $400 million
  - New LNG facilities

Why Dredging and Why Great Lakes?

- Leading market position and favorable competitive dynamics
  - Largest and most diverse U.S. dredging fleet
  - Environmental regulations are increasing and benefiting more sophisticated players
  - Specialized capability -- can bid more competitively by appropriate matching of equipment
  - Proprietary costing methodologies gives competitive advantage in estimating and bidding
- Attractive and consistent financial performance
  - Diversified revenue base by sector as well as through multiple contracts within each sector
  - Recent financial performance shows strong quarter-to-quarter comparisons
- Future opportunities
  - Right to buy out certain operating leases at low effective EBITDA multiples
  - Potential to sell certain material non-core real estate assets
  - Ability for longer term planning as a public company
  - Pay down of debt with Aldabra's cash to create more flexibility to build new dredges, make acquisitions or pay dividends
- Well positioned to be a public company
  - Experienced management team -- top 14 managers have average tenure exceeding 23 years
  - Already on path for full Sarbanes-Oxley compliance and no need to budget material new expenses
  - Institutional familiarity due to outstanding issue of $175 million of publicly traded debt

Please refer to pages 14 – 18, "Reasons for the Great Lakes Merger", as well as pages 53 – 61, "Fairness Opinion", in Aldabra's preliminary proxy statement/prospectus as filed with the SEC on August 24, 2006 for additional information.

ALDABRA ACQUISITION CORPORATION

Great Lakes Overview

Great Lakes Overview

Great Lakes by the Numbers

- Great Lakes is the largest provider of dredging services in the United States
  - LTM revenues of $452.6 million
  - LTM Adjusted EBITDA of $56.8 million[(1)]
- #1 United States dredging company
  - Most diverse customer base
  - Only U.S. dredging provider with significant international operations (*e.g.*, land reclamation contract for over $400 million in Bahrain)
- Fleet replacement cost estimated to be in excess of $1 billion
- 116 year operating history
- Strong cash flow provider

($ in millions)	2001	2002	2003	2004	2005	LTM 6/30/2006
Revenue	$318.8	$362.6	$398.8	$350.9	$423.4	$452.6
Adjusted EBITDA[(1)]	48.2	54.4	60.4	31.7	45.1	56.8

Note:

(1) Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. Adjusted EBITDA is further adjusted to exclude in 2003 a $10.6 million one time charge related to the NDP acquisition and in 2005 and the LTM period, a $5.7 million charge for impairment of intangible assets and goodwill. Adjusted EBITDA includes in 2004, 2005 and LTM 2006 expenses related to Great Lakes' response to a federal subpoena relating to an investigation of the dredging industry of $2.3 million, $2.9 million and $1.5 million, respectively.

Great Lakes Overview

What Great Lakes Does









What is Dredging?

- Underwater excavation of sediment, sand or rock and related disposal
- Capital – deepening of ports, land reclamation, and excavation of underwater trenches
- Beach Nourishment – creating and rebuilding of beaches
- Maintenance – maintaining depth of shipping channels

Who Needs Dredging?

- Army Corps of Engineers has primary responsibility for maintaining and improving the nations waterways, ports and shorelines
- Other state and local government entities may share costs or contract work independently
- Foreign governments
- Private customers (e.g., oil companies, utilities)

How Do We Get the Work?

- Projects are primarily competitively bid
- Jobs are estimated using proprietary estimating programs and databases, past experience and technical expertise
- Jobs require bonding or letters of credit

How Do We Dredge?

- Extensive fleet of specialized dredging equipment to remove and place dredged material
- Hopper – self-propelled, ocean-going vessels, material suctioned into hopper and bottom-dumped or pumped out to disposal site
- Hydraulic – removes material using revolving cutterhead; material pumped through pipeline into scows or directly to disposal site
- Mechanical – uses buckets to excavate material and place into scows for disposal

ALDABRA ACQUISITION CORPORATION

Great Lakes Overview

Leading Market Position and Favorable Competitive Dynamics

- 116 year operating history
- Great Lakes has averaged a 39.7% share of its bid market over the past five years

Barriers to Entry

- The Company's domestic markets are protected from international competition
  - Foreign dredges cannot compete in the U.S. due to the Jones Act
- New dredges are expensive and require long construction lead times to build
- Job bonding and regulatory requirements are difficult to manage for newcomers
- Environmental regulations are increasing, making dredging projects more complicated and benefiting more experienced participants

For the last five years (2000 – 2004), Great Lakes ranked as the largest contractor on *Engineering News Record*'s list of U.S. marine port and facility contractors

Five Year Weighted Average Bid Market Share



Great Lakes
39.7%
Other
17.4%
20.0%
13.8%
Norfolk
5.6%
3.5%

ALDABRA ACQUISITION CORPORATION

Great Lakes Overview

Vast Fleet

Largest, Most Versatile U.S. Fleet

- Largest number of hopper dredges
- Majority of ocean-classed hydraulic cutterhead dredges
- Majority of drillboat capacity
- Largest fleet of material transportation barges

Diverse Asset Base

- 26 dredges, 24 material transportation barges, 2 drillboats and 159 other specialized support vessels
- The only large electric cutterhead dredge and one of the two large electric clamshell dredges in the U.S.
  - Used in environmentally sensitive regions
- Allows Great Lakes to lower costs by matching equipment to specific job requirement

CapEx Strategy

- Dredging assets have long lives (30+ years)
- Significant annual maintenance spending of $28 million is expensed
- Majority of annual capital spending of $13-$18 million is for renewal (furthering life expectancy) and improving current fleet
- Additions to capacity based on market opportunities

Great Lakes Overview

Historical Operating Results



Revenues
$ in millions
$362.6
$398.8
$350.9
$425.4
$452.6
2001
2002
2003
2004
2005
LTM 6/30/06
Capital
Maintenance
Beachwork
Foreign
Demolition



Adjusted EBITDA(1)
$ in millions
$48.2
$54.4
$60.4
$31.7
$45.1
2001
2002
2003
2004
2005
LTM 6/30/06
Dredging
Aggregates
Demolition

(1) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. EBITDA in LTM 6/30/06 and 2005 excludes non-cash write down of goodwill and intangibles of $5.7 million and 2003 excludes sale-related operating expenses of $10.6 million.



Backlog
$ in millions
$365.7
$200.8
$291.1
$278.2
$296.7
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06
Capital
Maintenance
Beach
Foreign
Demolition



Great Lakes Share of Domestic Bid Market
$ in millions
$654.7
$906.0
$424.8
$738.2
$727.2
$256.0
38.9%
48.7%
30.5%
43.2%
30.9%
30.8%
2001
2002
2003
2004
2005
YTD 06/2006
Great Lakes
Market

ALDABRA ACQUISITION CORPORATION

Great Lakes Overview

Compelling Market Opportunities

- Great Lakes' presence across the spectrum of dredging services promotes stable financial performance

	Capital	Beach Nourishment	Maintenance
Historical 5yr Average Domestic Bid Market Size	- $300 million	- $150 million	- $250 million
Primary Drivers	- Port expansion to allow access to larger, deeper draft ships – Top U.S. ports are shallower than top non-U.S. ports - Land reclamation for additional port facilities and other marine construction	- Importance of beach assets to the local tourism industry - Erosion threatening shoreline homes and other substantial coastal assets - Increased development of U.S. shorelines - Storm activity	- Erosion of previously deepened waterways and harbors - Frequency of work is accelerated by volatile weather
Opportunities	- Deep Port projects authorized (including WRDA bill passed in August) provide federal commitment to capital dredging - LNG terminal work continues to expand - Louisiana coastal restoration	- Increased hurricane activity has accelerated demand - Local and state funding is increasing	- Continual, recurring need for waterways to be maintained - Demand for maintenance work increases as a larger number of capital projects are completed
International	- Over $3.0 billion market size - Middle East most attractive opportunities	- NA	- NA

Solid Opportunities for Backlog

Great Lakes Overview

Other Considerations

- Great Lakes currently leases certain dredges and other vessels under operating leases which contain attractive buyout provisions – ability to buy out at low effective EBITDA multiples
- Other segments providing stable cash flows:
  - NASDI provides demolition services
  - Amboy Aggregates (50% owned by Great Lakes)
    - Owns material non-core real estate assets
- Experienced management team with proven ability to delever
- Has never experienced difficulty in obtaining bonding for any of its projects
- Already on path for full Sarbanes-Oxley compliance and no need for material new expenses

Post Merger Considerations:

- Pay down of debt with Aldabra's cash will create more flexibility to build new dredges, make acquisitions or pay dividends
- Ability for longer term planning as a public company
- Institutional familiarity due to outstanding issue of $175 million of publicly traded debt

Transaction Summary

Transaction Summary

Transaction Valuation	$410,000,000
Debt Assumed	(250,000,000)
Consideration to Great Lakes Shareholders	$160,000,000

	Aldabra / Great Lakes	Public Comps[1]
LTM Adjusted EBITDA Multiple (based on LTM Adjusted EBITDA of $56.8MM)	7.2x	11.4x

Consideration Mix: 100% Stock

Average Share Price	**$5.50**	**$5.60**	**$5.70**	**$5.80**	**$5.87 ——>**
Shares Issuable to Great Lakes Shareholders	29,090,909	28,571,429	28,070,175	27,586,207	27,273,000
Pro Forma Ownership[2]					
Aldabra Shareholders	27.8%	28.2%	28.5%	28.9%	29.1%
Great Lakes Shareholders	72.2%	71.8%	71.5%	71.1%	70.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Purchase Price Adjustments

Shares issuable in the transaction shall be adjusted on a dollar for dollar basis, based on the following target amounts at closing but will not exceed 7,500,000 shares:

	Target	Adjustment
Great Lakes Net Indebtedness	$250,000,000	Upward or Downward
Great Lakes Net Working Capital	47,100,000	Upward or Downward
Aldabra Net Working Capital	50,000,000	Downward only

Notes:

(1) Per BearingPoint fairness opinion dated June 19, 2006. The 9 publicly traded comparable companies include Chicago Bridge & Iron Co. N.V., Global Industries Ltd., Granite Construction Inc., Jacobs Engineering Group Inc., McDermott International Inc., Royal Boskalis Westminster N.V., Sterling Construction Co. Inc., Tetra Tech Inc., and Willbros Group Inc.

(2) Excludes Aldabra outstanding warrants.

ALDABRA ACQUISITION CORPORATION

Transaction Summary

- Implied enterprise value of the merger is $410 million
  - Based on approximately $250 million of assumed debt at closing
    - $175 million face amount of 7 ¾% Sr. Subordinated Notes due 2013 to remain outstanding
    - Approximately $75 million of senior debt (including $51.3 million of bank term debt)
  - Aldabra's cash in trust will be used to reduce bank term debt by approximately $40-50 million
  - $160 million purchase price will be funded entirely through the issuance of Aldabra shares
  - Madison Dearborn is not selling any shares as part of the transaction

- GLDD will merge with and into a subsidiary of Aldabra, with Aldabra as the surviving corporation
  - All GLDD capital stock will be exchanged for a minimum of $160 million of Aldabra common stock based on the average closing price of Aldabra common stock for the ten trading days ending three trading days prior to the consummation of the merger (the "Average Price")
  - The number of Aldabra shares issuable in connection with the transaction will equal the greater of (i) $160 million divided by the Average Price or (ii) 27,273,000 shares
  - Purchase price adjustments
    - Great Lakes net indebtedness target of $250 million
    - Great Lakes working capital target of $47.1 million
    - Aldabra working capital target of $50 million

- Subsequent holding company merger to follow to adopt transfer restrictions on stock to comply with Jones Act requirements regarding U.S. citizenship

Transaction Summary

Pro Forma Ownership

- Existing Aldabra shareholders will own approximately 28%(1) of Great Lakes pro forma for the Merger depending upon the Average Price



Aldabra
28%
Madison
Dearborn
67%
Great Lakes
Mgmt
5%

Note:

(1) Excludes Aldabra's outstanding warrants and assumes an Average Price of $5.61, that no Aldabra shareholders exercise conversion rights and that no working capital or indebtedness adjustment is made.

Appendix

Key Executives - Biographies

- **Douglas B. Mackie**, *President and Chief Executive Officer*

  Mr. Mackie has been President, Chief Executive Officer and a director of Great Lakes since 1995. He joined Great Lakes in 1978 as Corporate Counsel. In 1987 he was named Senior Vice President. Mr. Mackie earned a MBA from the University of Chicago and a JD from Northern Illinois University. He is a former President of the Dredging Contractors of America.

- **Richard M. Lowry**, *Executive Vice President and Chief Operating Officer*

  Mr. Lowry has been the Executive Vice President and Chief Operating Officer of Great Lakes since 1995. He joined Great Lakes in 1978 as a Project Engineer and has since held positions of increasing responsibility in the engineering and operations areas of Great Lakes. In 1990 he was named Senior Vice President and Chief Engineer. He is a member of the Society of American Military Engineers. Mr. Lowry received a Bachelors Degree (Honors) in Civil Engineering from Brighton Polytechnic in England.

- **Deborah A. Wensel**, *Senior Vice President and Chief Financial Officer*

  Ms. Wensel has been the Chief Financial Officer and Treasurer of Great Lakes since April 1999 and was named Senior Vice President in 2002. Ms. Wensel joined Great Lakes in 1987 as Accounting and Financial Reporting Supervisor. In 1989, she was named Controller and Chief Accounting Officer. She is the current Treasurer of the Dredging Contractors of America. Ms. Wensel is a Certified Public Accountant and has a MBA from the University of Chicago.

Dredge Liberty Island at Sea

Hopper Dredge



Dredge Texas at Miami Harbor

Hydraulic Cutterhead



Dredge New York at New York Harbor

Mechanical Backhoe



Apache at San Juan Harbor

Drillboat

